EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT



       I  consent  to the  inclusion  in the  Registration  Statement  of Gump &
Company, Inc. on Form SB-2 of my report dated August 26, 2001 on the financial statements of Gump & Company, Inc. which is a part of the Registration Statement. I also consent to the reference to me under the heading "Experts" in such Prospectus, which is part of the Registration Statement.



                                              Gerald R. Perlstein
Los Angeles, California
September 17, 2001











EXHIBIT 23.1 - Page 1